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                                 EXHIBIT 10.43

                             UNDERWRITING AGREEMENT



November 18, 1996

Glamis Gold Ltd.
3324 Four Bentall Centre
1055 Dunsmuir Street
P.O. Box 49287
Vancouver; B.C.
V7X 1L3

Dear Sirs:

ISSUE OF 4,500,000 COMMON SHARES

The undersigned Underwriters understand that Glamis Gold Ltd. (the "Corporation") proposes to issue and offer 4,500,000 common shares (the "Underwritten Shares") for sale to the public through the Underwriters.

Subject to the terms and conditions set forth in this Agreement, the Underwriters severally offer to purchase all but not less than all of the Underwritten Shares at a purchase price of U.S.$7.30 per Underwritten Share, for an aggregate purchase price of U.S.$32,850,000 (the "Purchase Price"), and by its acceptance of this offer the Corporation agrees to issue and sell the Underwritten Shares to the Underwriters.

In consideration of the agreement of the Underwriters to purchase the Underwritten Shares and the services rendered and to be rendered by the Underwriters in connection herewith, the Corporation agrees to pay the Underwriting Fee, to Midland Walwyn Capital Inc., on behalf of the Underwriters. Payment of the Purchase Price by the Underwriters and of the Underwriting Fee by the Corporation will be made at the Closing Time at the offices of Corporation's Counsel in Vancouver against delivery by the Corporation of the Underwritten Shares.


The following are the terms and conditions of the agreement between the Corporation and the Underwriters:
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1.               DEFINITIONS

1.1 Unless otherwise defined in this Agreement, the following terms shall have the following meanings, respectively:

         (a) "this Agreement", "hereto", "herein", "hereunder", "hereof" and similar expressions refer to the agreement resulting from the acceptance by the Corporation of this offer and not to any particular section or other portion of this Agreement;

         (b) "business day" means any day (other than a Saturday or Sunday) on which banks in each of Vancouver and Toronto are open for business;

         (c) "Canadian Securities Commissions" means the securities commission or other securities regulatory authority in each of the Provinces;

         (d) "Canadian Securities Laws" means the securities acts or similar statutes of the Provinces and all rules, regulations, policy statements, notices and blanket orders or rulings thereunder;

         (e) "Closing Date" shall mean December 5, 1996 or such later date as the Underwriters may designate;

         (f) "Closing Time" shall mean 10:00 a.m. Vancouver time) on the Closing Date, or such other time on the Closing Date as the Underwriters may designate;

         (g)     "Corporation's Counsel" means Lang Michener Lawrence & Shaw;

         (h) "Distribution Period" means the period commencing on the date of this Agreement and ending on the earlier of:

                 (i) the date on which all of the Underwritten Shares have been sold by the Underwriters to the public pursuant to the Final Prospectus; and

                 (ii)     45 days after the Closing Date;

         (i) "Financial Statements" means the financial statements contained or incorporated by reference in the Prospectuses including, unless the context requires otherwise, any auditors' report thereon;

         (j) "material" or "materially", when used in relation to the Corporation, means material in relation to the Corporation on a consolidated basis;

         (k) "material change", "material fact" and "misrepresentation" have the meanings attributed thereto under applicable Canadian Securities Laws;

         (l)     "Midland" means Midland Walwyn Capital Inc.;
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                                      -3-


         (m) "POP System" means the prompt offering qualification system for the distribution of securities of certain issuers established by National Policy Statement No.47 of the Canadian Securities Administrators under the Canadian Securities Laws;

         (n) "Preliminary Prospectus" means the preliminary short form prospectus of the Corporation (which includes any French language translation thereof) to be dated November 18, 1996 relating to the distribution of the Underwritten Shares and, where the context requires, includes all documents incorporated therein by reference;

         (o) "Principal Jurisdiction" means the Securities Commission of British Columbia;

         (p) "Prospectus" means the final short form prospectus of the Corporation (which includes any French language translation thereof) relating to the distribution of the Underwritten Shares and, where the context requires, includes all documents incorporated therein by reference;

         (q) "Prospectuses" means the Preliminary Prospectus and the Prospectus;

         (r) "Prospectus Amendment" means any amendment to the Preliminary Prospectus or the Prospectus (which includes any French language translation thereof) and of any amendment to any document incorporated therein by reference;

         (s)     "Qualifying Provinces" means each of the provinces of Canada;

         (t) "Subsidiary" means a subsidiary of the Corporation within the meaning ascribed thereto in the Company Act (British Columbia) and also includes a Subsidiary of a Subsidiary;

         (u) "U.S. Offering Memorandum" means the private placement memorandum for the private placement offering and resale of certain of the Underwritten Shares by the Underwriters in the United States of America;

         (v)     "Underwriters" means Midland and RBC Dominion Securities Inc.;

         (w) "Underwriting Fee" means the fee to be paid to the Underwriters under this Agreement of U.S.$0.30 per Underwritten Share, being an aggregate of U.S.$1,350,000; and

         (x)     "$" and "dollars" means United States dollars.

Other terms which are defined elsewhere in this Agreement have the meanings so ascribed.
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                                      -4-



2.               FILING OBLIGATIONS

2.1 The Corporation shall, as soon as possible and not later than 4:00 p.m. (Vancouver time) on November 18, 1996, have prepared and filed the Preliminary Prospectus with the Principal Jurisdiction and obtained a receipt therefor pursuant to the expedited review procedures under the Canadian Securities Laws for all provinces other than Quebec and by 5:00 p.m. Vancouver time) on November 19, 1996 have prepared and filed the Preliminary Prospectus in the English and French languages and obtained a receipt therefor from the Quebec Securities Commission.

2.2 The Corporation shall, as soon as possible after any comments have been satisfied with respect to the Preliminary Prospectus, and in any event not later than November 28, 1996, have prepared and filed under the Canadian Securities Laws the Prospectus (in the English and French languages, as appropriate) (and shall have obtained receipts therefor by the close of business on the respective days of filing) and shall have taken all other steps and proceedings that may be necessary in order to qualify the Underwritten Shares for distribution (or distribution to the public, as the case may be) in each of the Qualifying Provinces by the Underwriters under the provisions of Canadian Securities Law.

3.               DUE DILIGENCE

3.1 Prior to the filing of the Prospectuses and during the Distribution Period, the Corporation shall have allowed the Underwriters and their counsel to participate fully in the preparation of, and to approve the form of, such documents and to have reviewed any documents incorporated by reference therein.

3.2 During the Distribution Period, the Corporation shall allow the Underwriters to conduct all due diligence which they may reasonably require to conduct in order to fulfil their obligations as underwriters and in order to enable the Underwriters to responsibly execute any certificate required to be executed by them in the Prospectuses.

3.3 The Corporation hereby represents, warrants and covenants as follows to each of the Underwriters and acknowledges that each of the Underwriters is relying upon such representations, warranties and covenants in connection with its execution and delivery of this Agreement:

         (a) the Corporation has been and will be at the Closing Time duly organized and is and will be at the Closing Time validly subsisting under the laws of British Columbia; each of the Corporation and the Subsidiaries has and will at the Closing Time have all requisite corporate power and authority to own, lease and operate its properties and assets and conduct its business as currently conducted and to carry out its obligations under this Agreement; to its knowledge each of the Corporation and the Subsidiaries is current with all filings required to be made under the laws of Canada, the Provinces and all other jurisdictions in which it carries on any material business and has all necessary licenses, leases, permits, authorizations and other approvals necessary to permit it to conduct its business as described in the Prospectuses and any Prospectus Amendment, except where the absence of such power and authority or failure to make any filing or obtain any license, lease, permit or authorization would not result in a material adverse change;
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                                      -5-


         (b) the authorized and issued capital of the Corporation is as described in the Prospectus and, in the case of the issued capital, the outstanding common shares will be validly issued and outstanding as fully-paid and non-assessable at the Closing Time;

         (c) except as disclosed in the Preliminary Prospectus, as at the Closing Time, no holder of outstanding shares of the Corporation will be entitled to any preemptive or any similar rights to subscribe for any common shares or other securities of the Corporation and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for any treasury shares of the Corporation will be outstanding;

         (d) the Corporation has all requisite corporate power and authority to

                 (i)      enter into this Agreement;

                 (ii) issue, sell and deliver the Underwritten Shares in accordance with this Agreement; and

                 (iii) carry out all the terms and provisions of this Agreement;

         (e) the Corporation and each Subsidiary is and will be at the Closing Time qualified to carry on business in all jurisdictions where the failure to so qualify would result in a material adverse change;

         (f) each of the Corporation and the Subsidiaries is not and will not be at the Closing Time

                 (i) in breach or violation of any of the terms or provisions of, or in default under; any indenture, debenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, which breach or violation or the consequences thereof would, alone or in the aggregate, result in a material adverse change; or

                 (ii) in violation of the provisions of its articles, bylaws or resolutions or any statute or any order; rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties which violation or the consequences thereof would, alone or in the aggregate, would result in a material adverse change;

         (g) the execution and delivery of this Agreement, the issue and sale of the Underwritten Shares and the performance or the consummation of the transactions contemplated in this Agreement do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), any indenture, debenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation is a party or by which it is bound or to which any of its property or assets is subject, other than such agreements which will terminate simultaneously with the Closing, which breach or violation or the consequences thereof would, alone or in the aggregate, result in a material adverse change, nor will such action conflict with or result in any violation of the provisions of the articles, bylaws or resolutions of the Corporation or any statute or any order; rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties which violation or the consequences thereof would, alone or in the aggregate, would result in a material adverse change;

         (h) other than as may be required under the rules and by-laws of The Toronto Stock Exchange and the New York Stock Exchange, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Underwritten Shares by the Corporation or the consummation by the Corporation of the transactions contemplated in this Agreement;

         (i) there is no legal or governmental action, proceeding or investigation pending or, to the knowledge of the Corporation, threatened, which questions the validity of the issuance or sale of the Underwritten Shares by the Corporation or the validity of any action taken or to be taken by the Corporation in connection with this Agreement;

         (j) at or before the Closing Time, all actions required to be taken by or on behalf of the Corporation, including the passing of all requisite resolutions of the Board of Directors, shall have occurred so as to validly authorize and issue the Underwritten Shares to be issued and sold by the Corporation;

         (k) this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as limited by the application of equitable principles when equitable remedies are sought and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

         (l) the Corporation will apply the net proceeds from the issue and sale of the Underwritten Shares substantially in accordance with the description of such matter in the Prospectuses;

         (m) neither the Corporation nor any Subsidiary has received notice from any governmental or regulatory authority of any jurisdiction in which it carries on a material part of its business, or owns or leases any material property, of any restriction on its ability to or of a requirement for it to qualify to, nor is the Corporation otherwise aware of any restriction on its ability to or of a requirement for it or any Subsidiary to qualify to, conduct its business as described in the Prospectuses and any Prospectus Amendment in such jurisdiction, except such qualifications as have been satisfied;

         (n) The Montreal Trust Company of Canada, at its principal offices in Toronto, Ontario and Vancouver, British Columbia, has been duly appointed as the registrar and transfer agent for the common shares of the Corporation;

         (o) the Underwritten Shares will be duly and validly created and issued at the Closing Time;

         (p) the statements in the second sentence of the second paragraph under the heading "Eligibility for Investment" in the Prospectuses are true and complete;
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                                      -7-


         (q) to its knowledge the operations of the Corporation and its subsidiaries are in substantial compliance with applicable environmental laws and permits except to the extent that noncompliance would not have a material adverse effect on the Corporation and its subsidiaries, taken as a whole.

4.               DELIVERY OF PROSPECTUSES AND RELATED DOCUMENTS

4.1 The Corporation shall deliver to the Underwriters prior to or contemporaneously, as nearly as practicable, with the filing with the Principal Jurisdiction of the Prospectuses or any Prospectus Amendment, a copy of the following for each of the Underwriters and Underwriters' counsel:

         (a) the Prospectuses and any Prospectus Amendment and for all supporting documents, as filed with the Securities Commissions of the British Columbia Securities Commission signed on behalf of the Corporation and its directors in accordance with Canadian Securities Laws and the receipt therefor of the British Columbia Securities Commission;

         (b) all documents incorporated, or containing information incorporated, by reference into the Prospectuses and any Prospectus Amendment, if such documents have not previously been delivered to the Underwriters; and

         (c) with respect to the Prospectus and any Prospectus Amendment only, a "comfort letter" of KPMG addressed to the directors of the Corporation and to the Underwriters, in form and substance acceptable to the Underwriters, confirming the accuracy of such financial information as required by the Underwriters.

4.2 The delivery by the Corporation to the Underwriters of the Prospectuses and any Prospectus Amendment shall constitute a representation and warranty to the Underwriters by the Corporation that:

         (a) the information and statements contained or incorporated by reference in the Prospectuses and any Prospectus Amendment (except any information and statements relating solely to the Underwriters) constitutes full, true and plain disclosure of all material facts relating to the Corporation and to the Underwritten Shares; and

         (b) the Prospectuses and any Prospectus Amendment do not contain a misrepresentation.

Such delivery shall also have constituted, and shall constitute, the consent of the Corporation to the use of the Prospectuses and any Prospectus Amendment by the Underwriters in connection with the distribution of the Underwritten Shares in the Qualifying Provinces.
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                                      -8-


5.               TRANSLATION

5.1 The Corporation shall deliver to the Underwriters prior to the time any French language version (the "French Version") of the Prospectuses or any Prospectus Amendment is to be filed an opinion of counsel in the Province of Quebec addressed to the Underwriters and to its counsel to the effect that the French Version of the Prospectuses or any Prospectus Amendment to be signed by the Underwriters is in all material respects a reasonable translation of the English language version (the "English Version") of the Prospectuses or any Prospectus Amendment signed by the Underwriters (other than the Financial Statements of the Corporation and any portion of a documents not specifically incorporated therein by reference) and sets forth fairly the same meaning as the English Version.

The Corporation shall also deliver to the Underwriters contemporaneously with such opinion an opinion of the auditors of the Corporation addressed to the Underwriters and to their counsel to the effect that:

         (a) the Financial Statements of the Corporation contained or incorporated int he French Version are in all material respects a complete and accurate translation of the Financial Statements of the Corporation contained or incorporated in the English Version; and

         (b) the information contained in the French Version which is derived from or related to the Financial Statements of the Corporation is translated in such a way as to be consistent in meaning with the Financial Statements of the Corporation contained or incorporated in the English Version.

Similar opinions as to translation shall be provided to the Underwriters and addressed to the Underwriters and to their counsel with respect to any Prospectus Amendment or other relevant document in the French language at the time the same is presented to the Underwriters for their signature or; if their signature is not required, at the time the same is filed with the Quebec Securities Commission.

6.               COMMERCIAL COPIES OF PROSPECTUS

6.1 The Corporation shall deliver to the Underwriters as soon as possible, but in any event

         (a) on or before 4:00 p.m. Vancouver time) on November 19, 1996 in Vancouver; Toronto and Montreal, the Underwriters' reasonable requirements of commercial copies of the English Version of the Preliminary Prospectus, and

         (b) on or before 4:00 p.m. Montreal time) on November 20, 1996 in Montreal, the Underwriters' reasonable requirements of commercial copies of the French Version of the Preliminary Prospectus.

6.2 The Corporation shall deliver to the Underwriters as soon as possible, but in any event on or before 10:00 a.m. (local time) on the second business day after the issuance of receipts for the Final Prospectus in British Columbia and Quebec respectively

         (a) in Vancouver; Toronto and Montreal, the Underwriters' reasonable requirements of commercial copies of the English Version of the Final Prospectus, and
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         (b)     in Montreal, the Underwriters' reasonable requirements of
         commercial copies of the French Version of the Final Prospectus.

6.3 The Corporation shall also deliver to the Underwriters as soon as possible following the issuance of receipts for the Prospectus, copies of the U.S. Offering Memorandum relating to the Final Prospectus and any amendment or supplement thereto in such numbers and, at such cities as the Underwriters may reasonably request by oral instructions given by the Underwriters to the printer thereof.

7.               DISTRIBUTION OF UNDERWRITTEN SHARES

7.1              The Underwriters:

         (a) shall offer the Underwritten Shares for sale to the public, directly and through banking and selling group members, only in compliance with applicable Canadian Securities Laws and those requirements set forth in Schedule A and the Underwriters will not solicit offers to purchase or sell the Underwritten Shares so as to require registration of the Underwritten Shares or filing of a prospectus with respect to the distribution of the Underwritten Shares under the laws of any jurisdiction other than the Provinces, and will require each banking and selling group member to agree with the Underwriters not to so solicit or sell. For purposes of this subsection, the Underwriters shall be entitled to assume that the Underwritten Shares are qualified for distribution in each Qualifying Province and an Underwriter will not be liable to the Corporation under this section with respect to a default by another Underwriter under this section;

         (b) shall not make use of any "green sheet" in respect of the Underwritten Shares without the prior approval of the Corporation and shall comply with the notice dated July 7, 1989, issued by the Ontario Securities Commission with respect to the use of "green sheets" and other marketing material during the waiting period under the Ontario Securities Act; and

         (c) shall use all reasonable efforts to complete and to cause the members of the banking and selling group to complete the distribution of the Underwritten Shares as soon as practicable after the closing time.

7.2 Each of the Underwriters, within the Distribution Period, will notify the Underwriters, and the Underwriters will notify the Corporation, when distribution of the Underwritten Shares has terminated. Each of the Underwriters will notify the Underwriters, and the Underwriters will notify the Corporation, of the amount of Underwritten Shares sold in each Qualifying Province as soon as possible after the Closing Date.

8.               UNITED STATES OFFERS & SALES

8.1 The Underwriters shall offer and sell certain of the Underwritten Shares in the United States in accordance with the terms and conditions of Schedule A, which terms and conditions are incorporated herein by reference.

9.               MATERIAL CHANGES

9.1 During the Distribution Period, the Corporation shall promptly notify the Underwriters in writing, with full particulars, of:

         (a) any change (actual, contemplated or threatened) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Corporation on a consolidated basis; or

         (b) any change in any matter covered by a statement contained or incorporated by reference in the Prospectus or any Prospectus Amendment;

which change is, or may be, of such a nature as to render the Prospectuses or any Prospectus Amendment misleading or untrue in any material respect or would result in any of such documents containing a misrepresentation or which would result in any of such documents not complying in any material respect with any of the Canadian Securities Laws or which change would reasonably be expected to have a significant effect on the market price or value of the Underwritten Shares. The Corporation shall in good faith discuss with the Underwriters any change in circumstances (actual or proposed within the knowledge of the Corporation) which is of such a nature that there is reasonable doubt whether notice need be given to the Underwriters pursuant to this section and, in any event, prior to making any filing referred to in section 9.2.

9.2 Subject to section 3.1, the Corporation shall promptly comply with all applicable filing and other requirements, if any, under the Canadian Securities Laws arising as a result of any change referred to in section 9.1 and shall prepare and file under all applicable Canadian Securities Laws, with all possible dispatch, and in any event within any time limit prescribed under applicable Canadian Securities Laws, any Prospectus Amendment as may be required under applicable Canadian Securities Laws at any time during the Distribution Period. The Corporation shall further promptly deliver to the Underwriters a copy for each of the Underwriters and the Underwriters' counsel of each Prospectus Amendment as filed with the Securities Commissions, and of opinions and comfort letters with respect to each such Prospectus Amendment substantially similar to those referred to in section 4.1.

9.3 The delivery by the Corporation to the Underwriters of each Prospectus Amendment shall constitute a representation and warranty to the Underwriters by the Corporation, with respect to the Prospectuses, as amended by such Prospectus Amendment and by each Prospectus Amendment previously delivered to the Underwriters, to the same effect as set forth in sections 4.2(a) and (b). Such delivery shall also constitute the consent of the Corporation to the use of the Prospectuses, as amended or supplemented by any Prospectus Amendment, by the Underwriters in connection with the distribution of the Underwritten Shares in the Qualifying Provinces.

10.              CLOSING

10.1 At the Closing Time the Corporation shall deliver to Midland, on behalf of the Underwriters, a single certificate representing the Underwritten Shares agreed to be purchased by the Underwriters pursuant to this Agreement, registered in such name as Midland may specify at least 24 hours prior to the Closing Time, against payment by Midland to or to the order of the Corporation of the Purchase Price, and concurrently the Corporation shall pay to the Underwriters the Underwriting Fee. All payments at the Closing Time shall be made by certified cheque or bank draft in immediately available Canadian funds.

10.2 The single common share certificate representing the Underwritten Shares delivered to the Underwriters pursuant to section 10.1 shall be immediately exchanged for certificates representing Underwritten Shares in the same aggregate number which will be released that day at such of the principal offices of Montreal Trust Company in the cities of Vancouver; Toronto and Montreal registered in such names as shall be designated in writing by the Underwriters or their agents in sufficient time prior to the Closing Date to permit such release. All exchanges of certificates representing Underwritten Shares are to be made without cost to the Underwriters (other than applicable transfer taxes, if any) for a period of 21 days after the Closing Date.

11.              CONDITIONS PRECEDENT

11.1 The following are conditions precedent to the obligation of the Underwriters to close the transaction contemplated by this Agreement, which conditions the Corporation covenants to exercise its best efforts to have fulfilled at or prior to the Closing Time and which conditions may be waived in writing in whole or in part by the Underwriters:

         (a) the Underwritten Shares shall have attributes substantially as set forth in the Prospectus;

         (b) at the Closing Time, the Corporation shall have delivered to the Underwriters a certificate, dated the Closing Date, signed on behalf of the Corporation by any two of its officers satisfactory to the Underwriters, and certifying that:

                 (i) there has been no adverse material change, financial or otherwise, to the Closing Time in the assets, liabilities (contingent or otherwise), capital, business, operations or affairs of the Corporation on a consolidated basis, since November 18, 1996;

                 (ii) no transaction of a nature material to the Corporation on a consolidated basis has been entered into, directly or indirectly, by the Corporation since November 18, 1996; and

                 (iii) the Corporation on a consolidated basis has no material contingent liabilities;

                 (iv) no order, ruling or determination (excluding temporary trading halts for the dissemination of information) having the effect of ceasing or suspending trading in the Underwritten Shares or any other securities of the Corporation has been issued in any of the

                 Provinces or the United States of America and, to the Corporation's knowledge, no proceedings for such purpose are pending, contemplated or threatened;

                 (v) the representations and warranties of the Corporation contained herein are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time; and

                 (vi) the Corporation has complied in all material respects with all terms and conditions of this Agreement to be complied with by the Corporation at or prior to the Closing Time;

                 (vii) no event of default under any agreement or instrument pursuant to which indebtedness of the Corporation or any of its Subsidiaries has been issued, and no event which, with the giving of notice or the passage of time, or both, would constitute an event of default under any such agreement or instrument, has occurred and is continuing and no default under any agreement or instrument to which the Corporation or any of its Subsidiaries is a party or subject will occur as a result of the sale of the Underwritten Shares in accordance with the terms hereof;

                 (viii) there are no actions, suits or proceedings, whether on behalf of or against the Corporation or its Subsidiaries pending or; to the knowledge of the Corporation and its Subsidiaries at law or in equity, before or by any court or federal, provincial, municipal or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and which may in any way materially adversely affect the Corporation or its Subsidiaries, which are not fully disclosed in the Preliminary Prospectus;

         (c) at the Closing Time, the Corporation shall have furnished to the Underwriters evidence that the Underwritten Shares have been listed for trading on The Toronto Stock Exchange and the New York Stock Exchange and will be posted for trading at the opening of trading on the Closing Date;

         (d) the Underwriters shall have received at the Closing Time a letter of the auditors of the Corporation updating their "comfort letter" referred to in section 4.1, such letter to be in form and content satisfactory to the Underwriters and their counsel; and

         (e) at the Closing Time, the Underwriters shall have received favourable legal opinions, dated the Closing Date, on behalf of the Corporation from the Corporation's Counsel (and the Corporation's U.S. counsel), and on behalf of the Underwriters from their counsel, with respect to all such matters as the Underwriters may reasonably request, including, without limitation, as to the issue and sale to the public of the Underwritten Shares and that the attributes of the Underwritten Shares are consistent with the description thereof in the Prospectus and as to the matters set forth under the heading "Eligibility for Investment" in the Prospectus.

12.              TERMINATION

12.1 In addition to any other remedies which may be available to the Underwriters, the Underwriters (or any of them) shall be entitled, at their or its option, to terminate and cancel their or its obligations under this Agreement, without any liability on their or its part, if prior to the Closing
Time:

         (a) there shall have occurred any adverse material change in relation to the Corporation, or a development that could result in an adverse material change in relation to the Corporation; or

         (b) there shall have occurred any change in the applicable securities laws of any province of Canada, or any state of the United States or any inquiry, investigation or other proceeding is made or any order is issued under or pursuant to any statute of Canada or any province thereof or any statute of the United States or any state thereof or any stock exchange in relation to the Corporation or any of its securities (except for any inquiry, investigation or other proceeding or order based upon activities of the Underwriters and not upon activities of the Corporation);

which, in the reasonable opinion of any of the Underwriters, prevents or restricts trading in or the distribution of the Underwritten Shares or adversely affects or might reasonably be expected to adversely affect the investment quality or marketability of the Underwritten Shares; or

         (c) there should develop, occur or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which, in the opinion of any of the Underwriters, seriously adversely affects, or involves, or will seriously adversely affect or involve, the financial markets or the business, operations or affairs of the Corporation and its subsidiaries, taken as a whole; or

         (d) a cease trading order is made by any Securities Commission or other competent authority by reason of the fault of the Corporation or its respective directors, officers and agents and such cease trading order is not rescinded within 48 hours prior to Closing;

each Underwriter shall be entitled, at its respective option, to terminate and cancel its obligations to the Corporation under this Agreement by written notice to that effect given to the Corporation prior to the Closing. In the event of any such termination pursuant to the provisions of this section (or any termination pursuant to the provisions of this Agreement) by one of the Underwriters, each of the other Underwriters shall be deemed contemporaneously to have terminated its obligations under this Agreement unless any such other Underwriter shall, within 24 hours after notice of termination is given, notify the Corporation to the effect that it is assuming the obligations of the Underwriters terminating their obligations. In the event of any such termination, the Corporation's obligations under this Agreement to the Underwriters who have so terminated shall be at an end except for any liability of the Corporation provided for in sections 15 and 16.

13.              CONDITIONS

13.1 All terms and conditions of this Agreement and all representations and warranties contained herein shall be construed as conditions and any breach or failure to comply in all material respects thereof shall entitle the Underwriters, at their respective options, in addition to and not in lieu of any other remedies the Underwriters have in respect thereof, to terminate and cancel their obligation to purchase the Underwritten Shares by notice in writing to that effect given to the Corporation at or prior to the Closing Time. The Underwriters may waive in whole or in part or extend the time for compliance with any of such terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing by each of them.

14.              RESTRICTION ON FURTHER ISSUES

14.1 During the period commencing on the date hereof and ending on the day which is 90 days following the Closing Date, the Corporation shall not, without the prior written consent of the Underwriters, not to be unreasonably withheld:

         (a) issue any of its common shares or financial instruments convertible or exercisable into common shares of the Corporation, other than:

                 (i) to satisfy instruments in existence on November 18, 1996; or

                 (ii) pursuant to any directors', officers', employees' benefit, incentive or stock option plans of the Corporation in existence on November 18, 1996;

         (b)     agree or become bound to do so; or

         (c)     publicly announce any intention to do so.

15.              INDEMNIFICATION

15.1 As further consideration for the services provided by the Underwriters pursuant to this Agreement, the Corporation agrees to indemnify and save harmless each of the Underwriters and each of their directors, officers, employees and agents (each an "Indemnified Party") from and against all liabilities, claims, losses (other than loss of profits), reasonable costs, damages and reasonable expenses ("liabilities") in any way caused by, or arising directly or indirectly from, or in consequence of:

         (a) any information or statement (except any statement furnished by or relating solely to the Underwriters and provided by the Underwriters to the Corporation in writing) contained in the Prospectuses or any Prospectus Amendment or in any certificate of the Corporation delivered pursuant to this Agreement which at the time and in the light of the circumstances under which it was made contains or is alleged to contain a misrepresentation;

         (b) any omission or alleged omission to state in the Prospectuses, any Prospectus Amendment or any certificate of the Corporation delivered pursuant to this Agreement any fact (except facts relating solely to the Underwriters), whether material or not, required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

         (c) any order made or enquiry, investigation or proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission relating solely to the Underwriters) in the Prospectuses or any Prospectus Amendment or based upon any failure to comply with applicable securities laws (other than any failure or alleged failure to comply by the Underwriters or members of the banking and selling group), preventing or restricting the trading in or the sale or distribution of the Underwritten Shares in any of the Provinces;

         (d) the non-compliance or alleged non-compliance by the Corporation with any Securities Laws including the Corporation's noncompliance with any statutory requirement to make any document available for inspection; or

         (e) the inaccuracy or breach of any representation or warranty of the Corporation contained in this Agreement or in any document delivered by the Corporation in connection with this offering or the failure by the Corporation to perform any covenant contained in this Agreement.

15.2     Notification of Claims

If any matter or tiling contemplated by this section 15 (any such matter or thing being referred to as a "Claim") is asserted against any person or company m respect of which indemnification is or might reasonably be considered to be provided, such person or company (the "Indemnified Party") will notify the Corporation, as soon as possible of the nature of such Claim and the Corporation shall be entitled (but not required) to assume the defence of any suit brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the Indemnified Party and that no settlement of any such Claim may be made by the Indemnified Party without the prior written consent of the Corporation and the Corporation shall not be liable for any settlement of any such Claim unless it has consented in writing to such settlement.

15.3     Right of Indemnity in Favour of Others

With respect to any Indemnified Party who is not a party to this Agreement, the Underwriters shall obtain and hold the rights and benefits of this section 15 in trust for and on behalf of such Indemnified Party.

15.4     Retaining Counsel

In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf, provided that the reasonable fees and disbursements of such counsel shall be paid by the Indemnified Party unless

         (a) the Corporation, on the one hand, and the Indemnified Party, on the other hand, shall have mutually agreed to the retention of the other counsel; or

         (b) the named parties to any such Claim (including any added third or impleaded party) include both the Indemnified Party, on the one hand, and the Corporation, on the other hand, and the representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them. The Corporation shall be responsible hereunder only for the payment of the fees and disbursements of one set of counsel acting on behalf of the Indemnified Party.

15.5     Contribution

In order to provide for a just and equitable contribution in circumstances m which the indemnity provided in this section 15 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriters or enforceable otherwise than in accordance with its terms, the Underwriters and the Corporation shall contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated in this section 15 in such proportions so that: (i) each Underwriter is responsible for the portion represented by the percentage that the aggregate fee payable by the Corporation to such Underwriter bears to the aggregate offering price of the Underwritten Shares; and (ii) the Corporation is responsible for the balance, whether or not they have been sued together or sued separately. The Underwriters shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion of such fee actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or negligence.

15.6     Right of Contribution in Addition to Other Rights

The rights to contribution provided in this section 15 shall be in addition to and not in derogation of any other right to contribution which the Underwriters may have by statute or otherwise at law.

15.7     Calculation of Contribution

In the event that the Corporation may be held to be entitled to contribution from the Underwriters under the provisions of any statute or at law, the Corporation shall be limited to contribution in an amount not exceeding the lesser of:

         (a) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriters are responsible, as determined in section 15.1; and

         (b) the amount of the aggregate fee actually received by the Underwriters from the Corporation under this Agreement.

15.8     Notice

If the Underwriters have reason to believe that a claim for contribution may arise, they shall give the Corporation notice of such claim in writing, as soon as reasonably possible, but failure to notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Underwriters under this section 15.

15.9     Right of Contribution in Favour of Others

With respect to this section 15, the Corporation acknowledges and agrees that the Underwriters are contracting on their own behalf and as agents for their directors, officers, employees and agents.

16.              EXPENSES

Whether or not the transactions contemplated in this Agreement shall be completed, all expenses of or incidental to the creation, issue and delivery of the Underwritten Shares and all expenses of or incidental to all other matters in connection with the transactions set out in this Agreement shall be collectively borne by the Corporation directly including, without limitation,
(i) fees and expenses payable in connection with the qualification of the Underwritten Shares for distribution to the public, fees relating to listing the Underwritten Shares on any exchanges, fees and expenses of counsel for the Corporation, all fees and expenses of local counsel, all fees and expenses of the Corporation's auditors, all costs incurred in connection with the preparation and printing of the Prospectuses, Prospectus Amendments and certificates representing the Underwritten Shares and all costs incurred in connection with the preparation of any marketing documents or other marketing devices (including slide presentations and videos, if any); and (ii) fees, taxes and disbursements of the Underwriters' legal counsel; provided, however, if any Underwritten Shares are sold in the Province of Quebec pursuant to the Prospectus, the Underwriters agree that the Corporation shall only bear responsibility for 50% of the fees, taxes and disbursements of the Underwriters' legal counsel.

17.              SEVERAL OBLIGATIONS

17.1 The obligations of the Underwriters to purchase the Underwritten Shares at the Closing Time shall be several and not joint, and the percentage of the Underwritten Shares which each of the Underwriters shall be severally obligated to purchase is as follows:

     Midland Walwyn Capital Inc.                             50%
     RBC Dominion Securities Inc.                            50%
                                                            ----
                                                            100%


17.2 If one of the Underwriters shall or refuse to purchase its applicable percentage of the Underwritten Shares, the other Underwriter shall be relieved, without liability, of its obligation to purchase its respective percentage of the Underwritten Shares, provided that the Underwriter who shall be willing and able to purchase its respective percentage of the Underwritten Shares shall have the right, but not the obligation, to purchase severally the Underwritten Shares not taken up.

17.3 Notwithstanding anything contained in section 17.2, the Underwriters shall not be entitled to purchase in any event less than all of the Underwritten Shares. In addition, nothing contained in section 17.2 shall relieve from responsibility to the Corporation the Underwriters who shall default in its obligation to purchase its respective percentage of the Underwritten Shares.

18.              AUTHORITY TO UNDERWRITERS

18.1 All steps which must or may be taken by the Underwriters in connection with this Agreement, including any agreement to amend this Agreement, but with the exception of steps contemplated by sections 12 and 15, may be taken by Midland on the Underwriters' behalf, after consultation with the other Underwriters, and this is the authority to the Corporation for accepting notification of any such steps from Midland on their behalf.

19.              NOTICES

19.1 Any notices or other communication that may be required or desired to be given pursuant to this Agreement may be given in writing by telecopier or by hand delivery, delivery or other charges prepaid, and:

         (a)     in the case of notice to the Corporation, be addressed to:

                 Glamis Gold Ltd.
                 3324 Four Bentall Centre
                 1055 Dunsmuir Street
                 P.O. Box 49287
                 Vancouver, B.C. V7X 1L3

                 Attention:       Lorne B. Anderson
                                  Chief Financial Officer and Treasurer
                 (telecopy:       (604) 681-9306)

         (b)     in the case of notice to the Underwriters, be addressed to:

                 Midland Walwyn Capital Inc.
                 1100 - 595 Burrard Street
                 Vancouver, B.C. V7X 1C3

                 Attention:       Doug Bell
                 (telecopy:       (604) 661-7789)

         and to:

                 RBC Dominion Securities Inc.
                 2100 - 666 Burrard Street
                 Vancouver; B.C.

                 V6C 3B1

                 Attention:       Ken Booth
                 (telecopy:       (604) 257-7117)

19.2 Any such notice or other communication shall be deemed to be given at the time telecopied or delivered, if telecopied or delivered to the recipient on a business day and before 5:00 p.m. Vancouver time) on such business day, and otherwise shall be deemed to be given at 9:00 a.m. Vancouver time) on the next following business day.

20.              MISCELLANEOUS

20.1 The representations and warranties contained in this Agreement shall survive the purchase by the Underwriters of the Underwritten Shares and shall continue in full force and effect unaffected by any subsequent disposition by the Underwriters of the Underwritten Shares.

20.2             Time shall be of the essence of this Agreement.

20.3 This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original but which together shall constitute one and the same agreement.

20.4 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter hereof.

20.5 If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

20.6 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

Please confirm your acceptance of this offer by signature of an authorized officer or officers in the space set forth below.

MIDLAND WALWYN CAPITAL INC.                RBC DOMINION SECURITIES INC.


By: "K.F. Williamson"                      By: "Ken Booth"
    -----------------------                     --------------------------

                 The foregoing is accepted by Glamis Gold Ltd.

                 Dated the 18th day of November, 1996.

                                        GLAMIS GOLD LTD.


                                        By: "Lorne B. Anderson"
                                            -----------------------
                                            Chief Financial Officer

                                   SCHEDULE A

                         UNITED STATES OFFERS AND SALES


As used in this Schedule A, the following terms shall have the meanings indicated:

(a) "Directed Selling Efforts" means "directed selling efforts" as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule, it means, subject to the exclusions from the definition of "directed selling efforts" contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities offered, and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Underwritten Shares;

(b) "Institutional Accredited Investor" means an "accredited investor" as that term is defined in Rule 501(a)(1),(2),(3) or (7) of Regulation D;

(c) "Regulation D" means Regulation D adopted by the SEC under the U.S. Securities Act;

(d) "Regulation S" means Regulation S adopted by the SEC under the U.S. Securities Act;

(e) "Reporting Issuer" means a "reporting issuer" as that term is defined in Regulation S;

(f) "Restricted Period" means the 40 day period that commences on the later of (i) the date the securities are first offered to persons other than distributors in reliance on Regulation S or (ii) the Closing Date;

(g)      "SEC" means the United States Securities and Exchange Commission;

(h) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

(i)      "U.S. Person" means U.S. person as that term is defined in Regulation
         S; and

(j) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(k) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Underwriting Agreement.

1.       The Company represents, warrants, covenants and agrees that:

         (a)     the Company is a Reporting Issuer;

         (b) neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has made or will make:

                 (i) any offer to sell, or any solicitation of an offer to buy, any Underwritten Shares to a U.S. Person or a person in the United States; or

                 (ii) any sale of Underwritten Shares unless, at the time the buy order was or will have been originated, the purchaser was outside the United States or the Company, its affiliates, and any person acting on its or their behalf reasonably believe that the purchaser was outside the United States;

         (c) during the period in which the Underwritten Shares are offered for sale, neither it nor any of its affiliates, nor any person acting on its or their behalf has made or will make any Directed Selling Efforts in the United States, or has taken or will take any action that would cause the exclusion from registration afforded by Regulation S to be unavailable for offers and sales of the Underwritten Shares pursuant to this Agreement;

         (d) none of the Company, its affiliates or any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D of the U.S. Securities Act) including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (e) except with respect to the offer and sale of Underwritten Shares offered hereby, the Company has not, since December 31, 1995, sold, offered for sale or solicited any offer to buy any of its securities in the United States or to a U.S. Person;

         (f) the Company is not an open-end investment company or unit investment trust registered or required to be registered or close- end investment company required to be registered but not registered, under the United States Investment Company Act of 1940;

         (g) any press release issued by the Company in the United States in connection with the offering will comply with the requirements of Rule 135c of the U.S. Securities Act; and

         (h) within 15 days following the Closing Date, the Company will file with the SEC a Current Report on Form 8-K with respect to Item 9 thereof.

2. The Underwriters severally but not jointly represent and warrant to and covenant and agree with the Company as follows:

         (a) the Underwriters acknowledge that none of the Underwritten Shares have been or will be registered under the U.S. Securities Act and that such securities are either:

                 (i) being offered and sold outside the United States in reliance upon an exclusion from the registration requirements stated under the U.S. Securities Act provided by Regulation S thereof; or

                 (ii) being offered and sold in the United States in reliance upon an exemption from registration under the U.S. Securities Act;

         (b) The Underwriters have offered and sold and will offer and sell Underwritten Shares (i) as part of their distribution at any time and
         (ii) otherwise until the conclusion of the Restricted Period, only in accordance with Rule 903 of Regulation S under the U.S. Securities Act (or as provided in paragraph 3 below). Accordingly, neither the Underwriters nor any of their affiliates nor any person acting on their behalf or on behalf of their affiliates has made or will make, except to the extent permitted by paragraph 3 hereof:

                 (i) any offer to sell or any solicitation of an offer to buy, any Underwritten Shares to any U.S. Person or person in the United States;

                 (ii) any sale of Underwritten Shares to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such Underwriter; affiliate, or person acting on behalf of either reasonably believed that such purchaser was outside the United States; or

                 (iii) any Directed Selling Efforts in the United States with respect to the Underwritten Shares.

         The Underwriters and such affiliates will comply with the offering restrictions requirement of Regulation S;

         (c) The Underwriters agree that, at or prior to confirmation of sale of Underwritten Shares, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Underwritten Shares prior to the expiration of the Restricted Period, a confirmation or notice to substantially the following effect:

         "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "U.S. Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, any U.S. Person (i) as part of their distribution at any time or (ii) otherwise until the conclusion of the restricted period (as defined in Schedule A of the Underwriting Agreement). Terms used herein have the meanings given to them in Regulation S;" and

         (d) the Underwriters agree to obtain substantially identical undertakings from each member of any banking and selling group formed in connection with the distribution contemplated hereby. Other than any banking and selling group agreement, the Underwriters have not entered and will not enter into any contractual arrangement with respect to the distribution of the Underwritten Shares except with its affiliates or with the prior written consent of the Company.

3. The Underwriters may offer the Underwritten Shares in the United States to certain Institutional Accredited Investors and in connection therewith severally but not jointly represent and warrant to and covenant and agree with Company as follows:

         (a) each Underwriter having a broker-dealer affiliate registered under the U.S. Exchange Act, acting through such broker-dealer affiliate, will offer the Underwritten Shares in the United States to a limited number of Institutional Accredited Investors with which such Underwriter has a pre-existing relationship;

         (b) immediately prior to soliciting such offerees, the Underwriters had reasonable grounds to believe and did believe that each offeree is an Institutional Accredited Investor;

         (c) the aggregate number of Institutional Accredited Investors to which such broker-dealer affiliates will make offers shall not exceed thirty (30);

         (d) no form of general solicitation or general advertising has been or will be used (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Underwritten Shares in the United States;

         (e) the Underwriters shall exercise reasonable care to assure that the purchasers of the Underwritten Shares are not "underwriters" within the meaning of Section 2(11) of the U.S. Securities Act by taking the following actions:

                 (i) reasonable inquiry to determine if the purchaser is acquiring the securities for itself or for other persons; and

                 (ii) written disclosure to each purchaser prior to sale that the Shares have not been registered under the U.S. Securities Act and, therefore, cannot be resold unless registered under the U.S. Securities Act or an exemption or exclusion from registration is available;

         (f) All offers and sales of the Underwritten Shares in the United States will be effected by Midland Walwyn Capital Corporation and RBC Dominion Securities Corporation (the "Placement Agents") in accordance with all applicable U.S. broker-dealer requirements;

         (g) Any offer or sale, or solicitation of an offer to buy Underwritten Shares that has been made or will be made in the United States will be made only in transactions that are exempt from registration under applicable "blue sky" securities laws;

         (h) each offeree will be provided with a copy of the Final Prospectus relating to the Underwritten Shares, together with a U.S. Offering Memorandum, and no other written material other than the Preliminary Prospectus relating to the Underwritten Shares, together with a U.S. Offering Memorandum, will be used in connection with the offer and sale of the Underwritten Shares in the United States; and

         (i) prior to any resale of Underwritten Shares in the United States, it shall cause each purchaser thereof (a "U.S. Purchaser") to represent, warrant and agree in writing to the Placement Agent as set forth in the U.S. Purchaser's Letter attached hereto as Exhibit A.

                                   EXHIBIT A

                            U.S. PURCHASER'S LETTER



Glamis Gold Ltd.                          Underwriters' U.S. Affiliates

----------------------------------        ---------------------------------

----------------------------------        ---------------------------------

----------------------------------        ---------------------------------

----------------------------------        ---------------------------------

----------------------------------        ---------------------------------

PURCHASE OF UNDERWRITTEN SHARES OF GLAMIS GOLD LTD.

Gentlemen and Ladies:

In connection with its agreement to purchase the number of Common Shares (the "Offered Securities") of Glamis Gold Ltd. (the "Company") indicated herein, the undersigned represents, warrants and covenants to you as follows:


         (a) it is authorized to consummate the purchase of the Offered Securities;

         (b) it understands that the Offered Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws and that the contemplated sale is being made in reliance on a private placement exemption from such registration only to institutional accredited investors (as such term is defined on Annex A hereto, "Institutional Accredited Investors");

         (c) it has received a copy, for its information, of the Canadian Final Prospectus of the Company together with a U.S. covering memorandum relating to the offering of the Offered Securities and it has had access to such additional information, if any, concerning the Company as it has considered necessary in connection with its investment decision to acquire the Offered Securities;

         (d) it is purchasing Offered Securities in an amount exceeding US$400,000;

         (e) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Offered Securities and is able to bear the economic risks of such investment;

         (f) it and any account for which it is purchasing Offered Securities are resident in the United States;

         (g) it is an Institutional Accredited Investor and is acquiring the Offered Securities for its own account or for the account of an Institutional Accredited Investor as to which it exercises sole investment discretion, and not with a view to any resale, distribution or other disposition of the Offered Securities in violation of the United States securities laws or applicable state securities laws;

         (h) it acknowledges that it has not purchased Offered Securities as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (i) it agrees that if it decides to offer, sell or otherwise transfer any of the Offered Securities, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless (i) the sale is to the Company; (ii) the sale is made outside the United States in compliance with the requirements of Rule 904 of Regulation S, if applicable (or such successor rule or regulation as then in effect); (iii) the sale is made pursuant to an exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws or (iv) in a transaction that does not require registration under the Securities Act and any applicable state securities laws, and with respect to subparagraphs (iii) and (iv), it has prior to such sales, furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company;

         (i) it understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable state securities laws, certificates representing Offered Securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

         "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, IF APPLICABLE, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES

         ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT.";

         provided, that if securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, any such legend may be removed by providing a declaration to the registrar and transfer agent, to the effect set forth on Annex B hereto (or as the Company may prescribe from time to time);

         (j) it consents to the Company making a notation on its records or giving instructions to any transfer agent of the Offered Securities in order to implement the restrictions on transfer set forth and described herein;

         (k) if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Offered Securities.

The undersigned acknowledges that the representations and warranties and agreements contained herein are made by it with the intent that they may be relied upon by you in determining its eligibility to purchase the Offered Securities. By this letter the undersigned represents and warrants that the foregoing representations and warranties are true and that they shall survive the purchase by it of the Offered Securities and shall continue in full force and effect notwithstanding any subsequent disposition by the undersigned of Offered Securities.

You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Registration of made as follows (if space is the certificate(s) representing the Offered Securities should be insufficient, attach a list):

         Name:
                                         --------------------------------
         Address:
                                         --------------------------------
                                         --------------------------------
                                         --------------------------------

         Number of Offered Securities

         Purchased:

         Total Purchase Price:

         A check in the amount set forth above accompanies this letter.

         The certificate(s) representing the Offered Securities should:

[ ] be mailed by registered mail to the registered holder(s) at the address set forth in the prior paragraph; or

[ ] be made available to be picked up at the principal office of the Company's Registrar and Transfer Agent in the City of Toronto, Ontario.

Please check one box, failing which such certificate will be mailed by registered mail to the registered holder(s) as described above.


Dated: __________________________       ______________________________
                                        Name of Purchaser


                                        By: ______________________________
                                            Name:
                                            Title:


AGREED AND ACCEPTED


GLAMIS GOLD LTD.


By:      __________________________________________
         Name:
         Title:

                                    ANNEX A

                DEFINITION OF INSTITUTIONAL ACCREDITED INVESTOR

"Institutional Accredited Investor" means any entity which comes within any of the following categories:


1. Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made, by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in Section 501(c)(3) of the internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purposes of acquiring the securities offered, with total assets in excess of U.S.$5,000,000;

4. Any trust with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits, and risks of the prospective investment.

                                    ANNEX B

                   FORM OF DECLARATION FOR REMOVAL OF LEGEND


TO:      Montreal Trust Company of Canada
         as registrar and transfer agent
         for Underwritten Shares of
         Glamis Gold Ltd.


The undersigned (a) acknowledges that the sale of the securities of Glamis Gold Ltd. (the "Company") to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") and (1)) certifies that (1) the undersigned is not an affiliate of the Company as that term is defined in the Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, The Montreal Exchange or the Vancouver Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act. Terms used herein have the meanings given to them by Regulation S.


Dated: ______________________           ______________________________
                                        Name of Seller


                                        By: _____________________________
                                            Name:
                                            Title: